UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

NxSTAGE MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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This filing contains the following communications, which were issued by NxStage Medical, Inc. (“NxStage”) on August 7, 2017:

1.	Message from Jeffrey H. Burbank, NxStage’s Chief Executive Officer, to NxStage employees.

2.	Message from Mr. Turk to members of NxStage’s Scientific Advisory Board.

3.	Message from Joseph E. Turk, Jr., NxStage’s President, to NxStage’s customers.

4.	Message from Mr. Burbank to medical directors of NxStage Kidney Care dialysis centers.

5.	Message from Mr. Burbank to NxStage’s joint venture partners.

6.	Message from Lisa Curtis, NxStage’s Senior Vice President, International, to NxStage’s international distributors.

7.	Message from Mr. Turk to the NxStage’s suppliers, distributors and other partners.

8.	Message from Mr. Burbank to NxStage’s patients.

1.

August 7, 2017

A MESSAGE FROM JEFF BURBANK, FOUNDER AND CEO OF NXSTAGE MEDICAL, INC.

By now, most of you have seen that we have entered into an agreement to join forces with Fresenius Medical Care, pending shareholder and regulatory approvals, along with other typical closing conditions. As you can imagine, I have thought long and hard about this, so I wanted to share how truly amazing I think this combination can be. I believe my thoughts represent the view of the Board of Directors, as well as the senior management team.

I see this transaction as the next step in why we all came to NxStage: to “change the world”! We’ve done an unbelievable job of turning our vision into a successful company, but we can do so much more. The reason it’s the right step is that this combination should improve the opportunities for all our primary stakeholders: people with kidney failure, employees, customers and investors. This transaction not only represents a tremendous opportunity, but also enhanced stability and reduced risk compared to remaining a standalone entity.

In my discussions with the management of Fresenius Medical Care, we realized that we have similar views of how care can be improved I believe the time is right to drive a change in the delivery of renal care by truly committing to the benefits of individualized dialysis care at home. I was gratified to learn Fresenius feels the same. This transaction reflects the value they place on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Through our discussions, we shared a common view of the opportunity for the future and felt we could do a better job as one entity.

That leads me to why I think this is a good move for our employees, customers and the people with kidney failure that count on us. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which in turn creates growth and opportunity for our employees. Fresenius Medical Care would like us to continue doing what we do best, and a lot more of it. We can benefit from their experience and access to markets around the world. They can help grow the adoption of flexible, individualized HHD therapy as well as expand access across the world to our other products. I strongly believe our opportunities will be greater working together. The value of joining these companies is created by working together and expanding our product sales; therefore, this is an exciting strategic opportunity for us all.

It probably goes without saying that this transaction is also really good for investors. You all know me, and know that I feel a huge responsibility for our shareholders. This represents a wonderful return for them. The reason it feels right to me is that I am equally excited about the benefits of this transaction to our patients and all of you.

We are entering the second phase of this process. We have agreed on where we want to go, Fresenius Medical Care acquiring NxStage, and now we need to gain all the approvals to do this. This will take some time — we expect the closing in 2018. Until the transaction closes, we will remain an independent company and it will be business as usual. Consistent with everybody’s legal obligations, Fresenius Medical Care will not have a role in our operations before the closing. We need to stay focused on our continued success as we work in the background to conclude the merger. Let’s all work to ensure there is no disruption in the way we serve our patients and customers.

I will provide frequent updates as we move through the various steps. I know change can be difficult and stressful, but please keep in mind the great work we do every day and how exciting it is to have this fantastic opportunity at NxStage. There will be meetings across our organization this morning to discuss this announcement. We are also holding an All Hands meeting tomorrow (Tuesday) to provide an opportunity to try to answer your questions. The information for the All Hands meeting will be sent to everyone later this morning.

I want to thank each and every one of you for helping to create a great company and a great future.

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

2.

August 7, 2017

Dear [Scientific Advisory Board Member],

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care.

We think that now is the right time to join forces with Fresenius Medical Care because it is also the right time to drive a change in the delivery of renal care. This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients and health care providers. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products and they share our passion and intense focus on advancing renal care. We believe this proposed transaction is a reflection of all the hard work and dedication of our employees and advisors in advancing our therapy and products, while maintaining high levels of quality and safety.

As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. For now, and until the acquisition closes, it will be business as usual. We remain and operate as a separate, independent organization from Fresenius Medical Care.

We do not expect that this announcement will affect your service on our advisory board until the transaction closes. Once the transaction closes, you can expect that there will be some changes as NxStage moves through the integration process with Fresenius Medical Care. The details of those changes are yet to be determined. As a valued member of our advisory board, we will update you on changes that may affect how we work together.

Please defer any inquiries from the media, analysts or shareholders to Kristen Sheppard, our VP of Investor Relations and Associate General Counsel at 978-332-5923 or ksheppard@nxstage.com.

I am incredibly proud of what we have accomplished. I sincerely thank you for your commitment to NxStage. If you should have any questions, or require further information, please contact your [main contact] or visit www.nxstage.com

Regards,

Joseph Turk

President

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

3.

August 7, 2017

Dear Valued Customer,

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care.

We think that now is the right time to join forces with Fresenius Medical Care because it is also the right time to drive a change in the delivery of renal care. This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients and health care providers. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products, and they share our passion and intense focus on advancing renal care. They also share our commitment to quality, safety and the high levels of service and support that we provide.

I want to reassure you that this announcement will have no effect on the manner in which we do business together until the transaction closes. You will continue to work with the same NxStage contacts as before and business will continue as usual. As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. Until such time, we will remain and operate as a separate, independent organization and will continue to provide you with the same excellent level of service and support, without interruption.

As a valued customer, you have been an important part of making NxStage what it is today. Thank you for your continued support and business.

If you should have any questions, or require further information, please contact your NxStage account representative or visit www.nxstage.com

Regards,

Joseph Turk

President

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND

ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

4.

August 7, 2017

Dear [NxStage Kidney Care Medical Director],

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care.

We think that now is the right time to join forces with Fresenius Medical Care because it is also the right time to drive a change in the delivery of renal care. This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients and health care providers. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products and they share our passion and intense focus on advancing renal care. We believe this proposed transaction is a reflection of all the hard work and dedication of our employees and advisors in advancing our therapy and products, while maintaining high levels of quality and patient care.

We do not expect this announcement to affect our relationship or the manner in which we operate our Kidney Care centers until the transaction closes. Once the transaction closes, you can expect that there will be some changes as NxStage moves through the integration process with Fresenius Medical Care. The details of those changes are yet to be determined. As Medical Director of [NxStage Kidney Care center], you will be updated on any decisions that may affect our relationship and/or the Center and staff.

As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. For now, and until the acquisition closes, it will be business as usual. We remain and operate as a separate, independent organization from Fresenius Medical Care.

With the announcement of the acquisition, it is more important than ever that we maintain our focus and continue working together to execute on our goals. As always, our patients and quality of care remain our highest priorities. I know that you will continue to do your part to ensure we meet their needs.

Please defer any inquiries from the media, analysts or shareholders to Kristen Sheppard, our VP of Investor Relations and Associate General Counsel at 978-332-5923 or ksheppard@nxstage.com.

I am incredibly proud of what we have accomplished. I sincerely thank you for your commitment to NxStage.

If you should have any questions, or require further information, please contact [main contact].

Regards,

Jeff Burbank

Founder and CEO

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

5.

August 7, 2017

Dear [Joint Venture Partner],

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care.

We think that now is the right time to join forces with Fresenius Medical Care because it is also the right time to drive a change in the delivery of renal care. This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients and health care providers. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products and they share our passion and intense focus on advancing renal care. We believe this proposed transaction is a reflection of all the hard work and dedication of our employees and partners in advancing our mission, while maintaining high levels of quality and patient care.

We do not expect this announcement to affect our relationship until the transaction closes. Once the transaction closes, you can expect that there will be some changes as NxStage moves through the integration process with Fresenius Medical Care. The details of those changes are yet to be determined. As a valued partner of NxStage Kidney Care, you will be updated on any decisions that may affect our relationship.

As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. For now, and until the acquisition closes, it will be business as usual. We remain and operate as a separate, independent organization from Fresenius Medical Care.

With the announcement of the acquisition, it is more important than ever that we maintain our focus and continue working together to execute on our goals. As always, our patients and quality of care remain our highest priorities. I know that you will continue to do your part to ensure we meet their needs.

I am incredibly proud of what we have accomplished. I sincerely thank you for your commitment to NxStage.

If you should have any questions, or require further information, please contact [main contact].

Regards,

Jeff Burbank

Founder and CEO

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

6.

August 7, 2017

Dear [International Distributor],

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care.

We think that now is the right time to join forces with Fresenius Medical Care because it is also the right time to drive a change in the delivery of renal care. This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients and health care providers. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products, and they share our passion and intense focus on advancing renal care. They also share our commitment to quality, safety and the high levels of service and support that we provide.

This announcement is not expected to change how we work together until the transaction closes. You will continue to work with the same team and we remain committed to working with you to grow and achieve our mutual goals. Once the transaction closes, there will be changes as NxStage moves through the integration process with Fresenius Medical Care. The details of those changes are yet to be determined. When possible, we expect to update you on any decisions that may affect how we work together to help minimize disruptions to your business, customers, and patients.

As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. So, until the transaction closes, we will remain and operate as a separate, independent organization and will continue to provide you with the same excellent level of service and support, without interruption.

If you should have any questions, or require further information, please contact [main contact]. All public details of the acquisition will also be available on www.nxstage.com.

Regards,

Lisa Curtis

SVP, International

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

7.

August 7, 2017

Dear Valued Partner,

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care .

We think that now is the right time to join forces with Fresenius Medical Care because it is also the right time to drive a change in the delivery of renal care. This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more customers and patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients and health care providers. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products, and they share our passion and intense focus on advancing renal care. They also share our commitment to quality, safety and the high levels of service and support that we provide.

I want to reassure you that this announcement is not expected to affect the manner in which we do business together until the transaction closes. You will continue to work with the same contacts as before and business will continue as usual. Once the transaction closes, you can expect that there will be some changes as NxStage moves through the integration process with Fresenius Medical Care . The details of those changes are yet to be determined. As a valued partner, you will be updated on any decisions that may affect how we work together.

As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. So, until the transaction closes, we will remain and operate as a separate, independent organization and will continue to provide you with the same excellent level of service and support, without interruption.

If you should have any questions, or require further information, please contact [insert main contact]. Additional information is also be available on www.nxstage.com.

Regards,

Joseph Turk

President

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

8.

August 7, 2017

Dear NxStage Patient,

I would like to follow up on the announcement from earlier this morning that we’ve entered into an agreement to be acquired by Fresenius Medical Care. If you have not seen the full announcement, it can be found at www.nxstage.com

This transaction reflects the value Fresenius Medical Care places on our efforts to individualize dialysis care and the progress that we’ve made in developing technologies to deliver it. Together, Fresenius Medical Care and NxStage should be able to help more patients, which has always been our driving mission. Since NxStage was founded, we have relentlessly focused on providing innovative products with high levels of customer and technical support for our patients. I’m excited about what this means for the future of our products and therapy, and for the patients and healthcare teams who will receive greater access to them.

Fresenius Medical Care is a world leader in dialysis services and products, and they share our passion and intense focus on advancing renal care. They also share our commitment to quality, safety and the high levels of service and support that we provide.

I want to reassure you that this announcement will have no effect on the manner in which we interact with you until the transaction closes. As the transaction is subject to shareholder approval, regulatory approvals and other customary closing conditions, we expect the closing in 2018. Until such time, we will remain and operate as a separate, independent organization and will continue to provide you with the same excellent level of service and support, without interruption.

You have been an important part of making NxStage what it is today. Thank you.

If you should have any questions, or require further information, please contact NxStage Customer Service at 1-866-697-8243 or visit www.nxstage.com

Regards,

Jeff Burbank

Founder and CEO

Important Information for Investors and Security Holders

This communication may be deemed to be solicitation material in respect of the proposed merger of NxStage with Broadway Renal Services, Inc., a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. In connection with the proposed merger, NxStage intends to file relevant materials with the U.S. Securities and Exchange Commission (SEC), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement, NxStage will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF NXSTAGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER

THAT NXSTAGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXSTAGE AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by NxStage with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to NxStage’s Investor Relations Department at NxStage Medical, Inc., 350 Merrimack St., Lawrence, MA 01843.

NxStage and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NxStage’s stockholders with respect to the proposed merger. Information about NxStage’s directors and executive officers and their ownership of NxStage’s common stock is set forth in NxStage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and NxStage’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements concerning our business, operations and financial condition. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include statements as to the anticipated demand for NxStage’s products, market opportunities, the timing of the proposed merger, the ability of NxStage to complete the proposed merger, the operations of NxStage’s business during the pendency of the proposed merger and the expectations for the business in the event the proposed merger is completed. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond NxStage’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Such risks, uncertainties and contingencies include market acceptance and demand for NxStage’s products domestically and internationally, growth in home and/or more frequent hemodialysis, regulatory approvals, competition, unanticipated difficulties in achieving development timelines, operational efficiencies or cost reductions, changes in reimbursement for home and more frequent hemodialysis, changes in the regulatory environment, changes in the historical purchasing patterns and preferences of our customers, including DaVita Healthcare Partners Inc. and Fresenius Medical Care, the anticipated timing and likelihood of completion of the pending merger, the possibility that the NxStage stockholders will not adopt the merger agreement with respect to the proposed merger, the possibility that competing offers may be made; the possibility that various closing conditions to the proposed merger may not be satisfied or waived in a timely manner or at all; that a material adverse effect occurs with respect to NxStage; risks related to disruption of management time from ongoing business operations due to the proposed merger, limitations placed on NxStage’s ability to operate the business by the merger agreement, the risk that the proposed merger and announcement could have an adverse effect on NxStage’s ability to retain and hire key employees and maintain relationships with its suppliers and customers, and certain other factors that may affect future operating results and which are detailed in NxStage’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.